UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.             )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Haynes International, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! SHAREOWNER SERVICESSM 1020 W. PARK AVE P.O. BOX 9013 KOKOMO, IN 46904 HAYNES INTERNATIONAL, INC. 2024 Annual Meeting Vote by February 20, 2024 11:59 PM ET You invested in HAYNES INTERNATIONAL, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on February 21, 2024. Vote Virtually at the Meeting* February 21, 2024 9:30 a.m. (EST) Virtually at: www.virtualshareholdermeeting.com/HAYN2024 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and view materials and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V27852-P00501 Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to February 7, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. V1.2

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. We encourage you to access and review all of the important information contained in the proxy materials before voting. You may view the proxy materials online at www.ProxyVote.com or easily request a paper copy (see reverse side). Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V27853-P00501 1. Election of Directors 3. Alicia B. Masse 1. Robert H. Getz 4. Brian R. Shelton 2. Dawne S. Hickton 5. Michael L. Shor 6. Larry O. Spencer 7. Advisory vote on Executive Compensation: To approve executive compensation in a non-binding advisory vote. 8. Ratification of Independent Registered Public Accounting Firm: To approve the appointment of Deloitte & Touche LLP as Haynes’ independent registered public accounting firm for the fiscal year ending September 30, 2024. 9. Other Matters: To transact such other business as may properly come before the Annual Meeting. For For For For For For For For NOTE: The persons named as proxies are authorized to vote in their discretion on any other business that may properly come before the Annual Meeting and any adjournments or postponements thereof.